Exhibit 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included as page 23 in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-46447.

/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Los Angeles, California
March 21, 2001

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